UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08788

                  Templeton Russia and East European Fund, Inc.
               (Exact name of registrant as specified in charter)

        500 East Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394-3091
               (Address of principal executive offices) (Zip code)

           Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           --------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period:  9/30/06
                          --------

Item 1. Reports to Stockholders.


                                                          SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
            SEMIANNUAL REPORT                                   INTERNATIONAL
--------------------------------------------------------------------------------

               TEMPLETON RUSSIA AND
             EAST EUROPEAN FUND, INC.

--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

[PHOTO]

Not part of the semiannual report

Contents

SEMIANNUAL REPORT

Templeton Russia and East European Fund, Inc. .............................    1

Performance Summary .......................................................    6

Important Notice to Shareholders ..........................................    8

Financial Highlights and Statement of Investments .........................    9

Financial Statements ......................................................   12

Notes to Financial Statements .............................................   15

Annual Meeting of Shareholders ............................................   22

Dividend Reinvestment and Cash Purchase Plan ..............................   23

Shareholder Information ...................................................   24

--------------------------------------------------------------------------------

Semiannual Report

Templeton Russia and East European Fund, Inc.

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Russia and East European Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments that are tied economically to Russia or East European countries.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 9/30/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Oil, Gas & Consumable Fuels                             19.2%
Metals & Mining                                         16.2%
Diversified Telecommunication Services                  15.8%
Electric Utilities                                      11.6%
Pharmaceuticals                                         11.3%
Commercial Banks                                        11.0%
Chemicals                                                4.2%
Automobiles                                              3.4%
Wireless Telecommunication Services                      3.0%
Other                                                    3.1%
Short-Term Investments & Other Net Assets                1.2%

Dear Shareholder:

This semiannual report for Templeton Russia and East European Fund covers the period ended September 30, 2006.

PERFORMANCE OVERVIEW

Templeton Russia and East European Fund posted six-month cumulative total returns of -2.18% in market price terms and +5.67% based on change in net asset value. In comparison, the Morgan Stanley Capital International (MSCI) Russia Index posted a +3.64% cumulative total return, and the MSCI Emerging Markets
(EM) Eastern European Index posted a +2.97% cumulative total return in U.S. dollars for the same period. 1 For the 10-year period ended September 30, 2006, the Fund delivered cumulative total returns of +634.12% in market price terms and +605.15% in net asset value terms, compared with

1. Source: Standard & Poor's Micropal. The MSCI Russia Index is market capitalization-weighted and measures total returns of equity securities in Russia. The MSCI EM Eastern European Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Eastern European emerging markets. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Past performance does not guarantee future results.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.


                                                           Semiannual Report | 1
the +702.76% and +222.30% cumulative total returns of the MSCI Russia Index and the MSCI EM Eastern European Index over the same period. 2 Please note that index performance information is provided for reference. We do not attempt to track the indexes but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary on page 6.

ECONOMIC AND MARKET OVERVIEW

In 2006, Russia's gross domestic product (GDP) growth increased from 5.5% in the first quarter to 7.4% in the second quarter compared with the same quarters one year earlier (year-over-year). Thus, the first half of the year's growth equaled 6.5% year-over-year. 3 Key drivers included high oil prices, industrial production and rising capital investment. Moreover, inflation remained below the government's 9.0% estimate for 2006, with the consumer price index increasing 7.1% in the first eight months of the calendar year. 3 Russia also repaid its US$24 billion debt including an early prepayment premium to the Paris Club, an organization of international creditors that provides debt relief to countries in need. 4 Russia's foreign debt to GDP ratio has fallen to less than 10% from more than 150% in 1998. 5 Gold and foreign exchange reserves have increased significantly over the years and at US$266 billion is the world's fourth largest reserve. 6 The government continued to accelerate efforts aimed at bringing the country more in line with its international peers. Recently, such efforts included removing currency controls on the ruble, which allows it to become fully convertible, and calls for a banking sector clean-up to stamp out money laundering.

Politics remained at the forefront in Hungary during the period even after Prime Minister Ferenc Gyurcsany's ruling Socialist party won re-election in April. Despite growing discontent over his austerity package and admitting that he lied to the public in the April election, Gyurcsany rejected calls for his resignation and vowed to move ahead with public sector reforms. Hungary

2. Source: Standard & Poor's Micropal. As of 9/30/06, the Fund's 10-year average annual total returns were +22.06% based on market price and +21.06% based on net asset value, compared with the +23.16% and +12.42% average annual total returns of the MSCI Russia Index and the MSCI EM Eastern European Index for the same period. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Past performance does not guarantee future results.

3.    Source: Russia Federal State Statistics Service.

4. Source: The Associated Press, "Russia leader says economy growing at impressive rate, hails debt repayment," 10/25/06.

5. Sources: Central Bank of Russia; KWR International, "The Bear is Back - Russia's Rising Star," 11/13/05.

6.    Source: The Central Bank of The Russian Federation.


2 | Semiannual Report
also postponed its 2010 target for adopting the euro to 2011-2013 due to the country's large budget deficit. Hungary's GDP growth slowed to 3.8% in the second quarter year-over-year from 4.6% in the first quarter mainly due to an investment volume decline and a weak construction industry. 7

Ample global liquidity and a strong economic environment propelled Eastern European markets toward solid gains in the early part of the reporting period. However, global financial markets, including those of Eastern Europe, corrected in May due to substantial mutual fund outflows resulting from investor concerns over tightening U.S. monetary policy. Attractive valuations and strong underlying fundamentals, however, led markets to recuperate in the latter part of the period. Although high oil prices continued to benefit Russia, which is a major oil exporter, a price decline toward period-end eliminated a significant portion of the gains from the preceding few months.

INVESTMENT STRATEGY

Our investment strategy employs a company-specific, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look for investments, we consider specific companies in the context of their sector and country. We perform in-depth research to construct an action list from which we construct the portfolio. Our emphasis is on value and is not on attempting to match or beat an index. During our analysis, we also consider a company's position in its sector, the economic framework and political environment.

MANAGER'S DISCUSSION

During the six months under review, the Fund's performance, relative to the MSCI EM Eastern European Index, benefited from overweighted positions in Russian companies Sberbank and ZAO Polyus Gold and Croatian pharmaceutical Pliva. Conversely, the Fund's overweighted exposure to Cherepovets Mk Severstal and JSC Salavatnefteorgsintez hampered relative performance as these Russian stocks declined during the period. The Fund held these stocks consistent with our investment strategy. Severstal, one of the country's largest iron and steel producers, traded at valuations we considered attractive, while Salavatnefteorgsintez, a large petrochemical plant, had strong fundamentals, in our analysis, and was a potential acquisition target. Except for

TOP 10 EQUITY HOLDINGS
9/30/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
LUKOIL, ADR                                                                11.2%
  OIL, GAS & CONSUMABLE FUELS, RUSSIA
--------------------------------------------------------------------------------
Sberbank RF                                                                 9.8%
  COMMERCIAL BANKS, RUSSIA
--------------------------------------------------------------------------------
Unified Energy Systems                                                      8.9%
  ELECTRIC UTILITIES, RUSSIA
--------------------------------------------------------------------------------
Mining and Metallurgical Co.
Norilsk Nickel                                                              6.4%
  METALS & MINING, RUSSIA
--------------------------------------------------------------------------------
Cherepovets Mk Severstal                                                    6.1%
  METALS & MINING, RUSSIA
--------------------------------------------------------------------------------
Egis NYRT                                                                   5.9%
  PHARMACEUTICALS, HUNGARY
--------------------------------------------------------------------------------
VolgaTelecom, ord. & ADR                                                    5.7%
  DIVERSIFIED TELECOMMUNICATION
  SERVICES, RUSSIA
--------------------------------------------------------------------------------
Pliva d.d., GDR, Reg S                                                      4.9%
  PHARMACEUTICALS, CROATIA
--------------------------------------------------------------------------------
Sibirtelecom                                                                4.3%
  DIVERSIFIED TELECOMMUNICATION
  SERVICES, RUSSIA
--------------------------------------------------------------------------------
Gazprom, ord. & ADR                                                         3.6%
  OIL, GAS & CONSUMABLE FUELS, RUSSIA
--------------------------------------------------------------------------------

7.    Source: Hungarian Statistical Office.


                                                           Semiannual Report | 3

Sberbank, the abovementioned stocks were not components of the MSCI EM Eastern European Index.

At the sector level, the Fund's stock selection in the financials sector and underweighted exposure to energy stocks boosted relative Fund performance the most during the period. 8 In the energy sector, underweighted positions in Surgutneftegaz and Tatneft contributed to Fund performance as these stocks underperformed due to the recent oil price correction. On the downside, our stock selection in the telecommunication services and utilities sectors detracted from relative performance. 9 One stock within telecommunication services that adversely impacted the Fund was Southern Telecommunications (not an index component). We continued to hold Southern Telecom as we believed the company could benefit from restructuring and efficiency gains as well as the likely privatization of Svyazinvest (a controlling shareholder of Southern Telecom).

During the reporting period, we added four new Russian stocks to our portfolio. Our largest purchase was Open Investments, a Moscow-based real estate development and management company. The company focuses on developing large real estate projects in offices, deluxe residential housing and commercial real estate -- primarily large retail and entertainment complexes and hotels. Additional purchases included Veropharm, one of the country's largest domestic pharmaceuticals producers; Cherkizovo Group, a principal integrated meat producer with dominant market shares in its key business areas; and C.A.T. Oil, a leading oilfield services provider in Russia and Kazakhstan that specializes in well productivity enhancement. Conversely, we reduced our Sberbank and Severstal holdings to raise money to distribute

8. The financials sector comprises commercial banks and real estate in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI.

9. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The utilities sector comprises electric utilities, and independent power producers and energy traders in the SOI.


4 | Semiannual Report
as dividends and to realize gains from our initial investment. The Fund also sold its investment in Oriflame Cosmetics, a cosmetic company with business operations in Central and Eastern Europe, and we realized a gain on our initial investment.

Thank you for your continued participation in Templeton Russia and East European Fund. We look forward to serving your future investment needs.

Sincerely,

[PHOTO OMITTED]  /s/ Mark Mobius

                 Mark Mobius
                 President and Chief Executive Officer -
                 Investment Management
                 Templeton Russia and East European Fund, Inc.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 5

Performance Summary as of 9/30/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------
SYMBOL: TRF                                                   CHANGE        9/30/06       3/31/06
--------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                         -$3.01         $57.91        $60.92
--------------------------------------------------------------------------------------------------
Market Price (NYSE)                                           -$8.15         $67.91        $76.06
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/06-9/30/06)
--------------------------------------------------------------------------------------------------
Long-Term Capital Gain                       $5.2476
--------------------------------------------------------------------------------------------------

PERFORMANCE 1

--------------------------------------------------------------------------------------------------
                                              6-MONTH         1-YEAR         5-YEAR       10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 2
--------------------------------------------------------------------------------------------------
    Based on change in NAV 3                   +5.67%         +47.00%       +634.12%      +605.15%
--------------------------------------------------------------------------------------------------
    Based on change in market price 4          -2.18%         +46.30%       +914.75%      +634.12%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 2
--------------------------------------------------------------------------------------------------
    Based on change in NAV 3                   +5.67%         +47.00%        +49.00%       +21.57%
--------------------------------------------------------------------------------------------------
    Based on change in market price 4          -2.18%         +46.30%        +58.96%       +22.06%
--------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.


6 | Semiannual Report

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND SOCIAL AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. RUSSIAN AND EAST EUROPEAN SECURITIES INVOLVE SIGNIFICANT ADDITIONAL RISKS, INCLUDING POLITICAL AND SOCIAL UNCERTAINTY (FOR EXAMPLE, REGIONAL CONFLICTS AND RISK OF WAR), CURRENCY EXCHANGE RATE VOLATILITY, PERVASIVENESS OF CORRUPTION AND CRIME IN THE RUSSIAN AND EAST EUROPEAN ECONOMIC SYSTEMS, DELAYS IN SETTLING PORTFOLIO TRANSACTIONS AND RISK OF LOSS ARISING OUT OF THE SYSTEM OF SHARE REGISTRATION AND CUSTODY USED IN RUSSIA AND EAST EUROPEAN COUNTRIES. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY INVESTING IN RUSSIA AND EAST EUROPEAN COUNTRIES, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

1. From 10/1/95 through 6/30/96, the Fund's investment manager agreed to reduce its fee by one-half. If the investment manager had not taken this action, the Fund's 10-year total return would have been lower.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month total return has not been annualized.

3.    Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.


                                                           Semiannual Report | 7

Important Notice to Shareholders

SHARE REPURCHASE PROGRAM

The Fund's Board of Directors previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.


8 | Semiannual Report

Templeton Russia and East European Fund, Inc.

FINANCIAL HIGHLIGHTS

                                                    -------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                    SEPTEMBER 30, 2006                       YEAR ENDED MARCH 31,
                                                       (UNAUDITED)        2006          2005          2004        2003        2002
                                                    -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............     $  60.92       $  40.59      $  39.89      $  22.11    $  21.60    $  13.40
                                                        ---------------------------------------------------------------------------

Income from investment operations:

 Net investment income (loss) a ...................         0.85          (0.26)        (0.01)         0.15       (0.07)       0.05

 Net realized and unrealized gains (losses) .......         1.39          29.51          4.28         21.86        0.68        8.23
                                                        ---------------------------------------------------------------------------
Total from investment operations ..................         2.24          29.25          4.27         22.01        0.61        8.28
                                                        ---------------------------------------------------------------------------
Capital share repurchases .........................           --             --            --            --          --        0.01
                                                        ---------------------------------------------------------------------------
Less distributions from:

 Net investment income ............................           --             --            --         (0.22)         --       (0.09)

 Net realized gains ...............................        (5.25)         (8.92)        (3.57)        (4.01)      (0.10)         --
                                                        ---------------------------------------------------------------------------
Total distributions ...............................        (5.25)         (8.92)        (3.57)        (4.23)      (0.10)      (0.09)
                                                        ---------------------------------------------------------------------------
Net asset value, end of period ....................     $  57.91       $  60.92      $  40.59      $  39.89    $  22.11    $  21.60
                                                        ===========================================================================
Market value, end of period b .....................     $  67.91       $  76.06      $  39.30      $  45.65    $  20.54    $  27.10
                                                        ===========================================================================

Total return (based on market value per share) c ..        (2.18)%       130.61%        (5.15)%      150.26%     (23.87)%    145.77%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .................     $315,046       $330,324      $218,577      $214,166    $118,724    $115,943

Ratios to average net assets:

 Expenses .........................................         1.91% d,e      1.84% e       1.80% e       1.84%       2.02%       2.07%

 Net investment income (loss) .....................         2.91% d       (0.55)%       (0.02)%        0.47%      (0.33)%      0.30%

Portfolio turnover rate ...........................         3.60%         15.73%         7.65%        18.76%       7.85%      70.05%

a     Based on average daily shares outstanding.

b     Based on the last sale on the New York Stock Exchange.

c     Total return is not annualized for periods less than one year.

d     Annualized.

e     Benefit of expense reduction rounds to less than 0.01%.


                                                           Semiannual Report |
  The accompanying notes are an integral part of these financial statements. | 9

Templeton Russia and East European Fund, Inc.

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2006 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                        COUNTRY          SHARES          VALUE
----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 98.8%
    AUTOMOBILES 3.4%
    AvtoVAZ ....................................................................         Russia           160,150    $ 10,682,645
                                                                                                                     ------------
    CHEMICALS 4.2%
    BorsodChem Rt. .............................................................        Hungary           482,237       6,617,664
    Uralkaliy ..................................................................         Russia         3,233,000       6,562,990
                                                                                                                     ------------
                                                                                                                       13,180,654
                                                                                                                     ------------
    COMMERCIAL BANKS 11.0%
    Promstroibank St. Petersburg ...............................................         Russia         2,878,200       3,669,705
    Sberbank RF ................................................................         Russia            14,231      31,023,580
                                                                                                                     ------------
                                                                                                                       34,693,285
                                                                                                                     ------------
    DIVERSIFIED TELECOMMUNICATION SERVICES 15.8%
    Sibirtelecom ...............................................................         Russia       146,940,180      13,445,027
    Southern Telecommunications Co. ............................................         Russia        63,812,635       7,976,579
    Telekomunikacja Polska SA ..................................................         Poland           994,000       6,316,048
    Uralsvyazinform ............................................................         Russia        99,690,000       3,977,631
    VolgaTelecom ...............................................................         Russia         3,685,789      14,816,872
    VolgaTelecom, ADR ..........................................................         Russia           407,000       3,272,257
                                                                                                                     ------------
                                                                                                                       49,804,414
                                                                                                                     ------------
    ELECTRIC UTILITIES 11.6%
    Pyataya Generiruyushchaya Kompaniya Optovogo ...............................         Russia       100,282,000       8,515,847
    Unified Energy Systems .....................................................         Russia        38,090,429      28,072,646
                                                                                                                     ------------
                                                                                                                       36,588,493
                                                                                                                     ------------
    ENERGY EQUIPMENT & SERVICES 1.0%
a,b C.A.T. Oil AG, 144A ........................................................        Austria           138,000       3,018,950
                                                                                                                     ------------
    FOOD & STAPLES RETAILING 0.3%
a,b Cherkizovo Group OJSC, GDR, 144A ...........................................         Russia            65,000         850,200
                                                                                                                     ------------
    INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.5%
  a JSC Mashinostroitelniy Zavod ...............................................         Russia             4,240       1,606,960
                                                                                                                     ------------
    MACHINERY 0.4%
  a Saturn Research & Production Association ...................................         Russia        14,385,900       1,280,345
                                                                                                                     ------------
    METALS & MINING 16.2%
  a Chelyabinsk Pipe Works .....................................................         Russia         3,180,000       6,455,400
    Cherepovets Mk Severstal ...................................................         Russia         1,655,300      19,367,010
    Mining and Metallurgical Co. Norilsk Nickel ................................         Russia           158,300      20,009,120
  a ZAO Polyus Gold Co. ........................................................         Russia           115,560       5,073,084
                                                                                                                     ------------
                                                                                                                       50,904,614
                                                                                                                     ------------
    OIL, GAS & CONSUMABLE FUELS 19.2%
    Gazprom ....................................................................         Russia           524,000       5,606,800
    Gazprom, ADR ...............................................................         Russia           131,000       5,606,800


10 | Semiannual Report

Templeton Russia and East European Fund, Inc.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                        COUNTRY          SHARES          VALUE
----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    OIL, GAS & CONSUMABLE FUELS (CONTINUED)
    JSC Salavatnefteorgsintez ..................................................         Russia           129,000    $  6,656,400
    LUKOIL, ADR ................................................................         Russia           466,500      35,220,750
    Surgutneftegaz .............................................................         Russia         3,291,700       4,279,210
    Tatneft ....................................................................         Russia           752,700       3,198,975
                                                                                                                     ------------
                                                                                                                       60,568,935
                                                                                                                     ------------
    PHARMACEUTICALS 11.3%
    Egis RT ....................................................................        Hungary           132,771      18,528,771
  c Pliva d.d., GDR, Reg S .....................................................        Croatia           554,800      15,379,056
  a Veropharm ..................................................................         Russia            55,000       1,540,000
                                                                                                                     ------------
                                                                                                                       35,447,827
                                                                                                                     ------------
    REAL ESTATE 0.9%
  a Open Investments ...........................................................         Russia            16,000       2,952,000
                                                                                                                     ------------
    WIRELESS TELECOMMUNICATION SERVICES 3.0%
    Mobile Telesystems, ADR ....................................................         Russia           253,800       9,586,026
                                                                                                                     ------------
    TOTAL COMMON STOCKS (COST $107,813,364) ....................................                                      311,165,348
                                                                                                                     ------------
    SHORT TERM INVESTMENTS (COST $3,983,692) 1.2%
    MONEY MARKET FUND 1.2%
  d Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.59% .......     United States      3,983,692       3,983,692
                                                                                                                     ------------
    TOTAL INVESTMENTS (COST $111,797,056) 100.0% ...............................                                      315,149,040
    OTHER ASSETS, LESS LIABILITIES 0.0% e ......................................                                         (102,834)
                                                                                                                     ------------
    NET ASSETS 100.0% ..........................................................                                     $315,046,206
                                                                                                                     ============

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt
GDR - Global Depository Receipt

a     Non-income producing for the twelve months ended September 30, 2006.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At September 30, 2006, the aggregate value of these securities was $3,869,150, representing 1.23% of net assets.

c Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At September 30, 2006, the value of this security was $15,379,056, representing 4.88% of net assets.

d See Note 7 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

e     Rounds to less than 0.1% of net assets.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 11

Templeton Russia and East European Fund, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2006 (unaudited)

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ...................................   $107,813,364
  Cost - Sweep Money Fund (Note 7) ..............................      3,983,692
                                                                    ------------
  Total cost of investments .....................................   $111,797,056
                                                                    ============
  Value - Unaffiliated issuers ..................................   $311,165,348
  Value - Sweep Money Fund (Note 7) .............................      3,983,692
                                                                    ------------
  Total value of investments ....................................    315,149,040
 Cash ...........................................................      2,123,602
 Receivables:
  Investment securities sold ....................................        182,832
  Dividends .....................................................      1,132,046
                                                                    ------------
        Total assets ............................................    318,587,520
                                                                    ------------
Liabilities:
 Payables:
  Investment securities purchased ...............................      2,887,669
  Affiliates ....................................................        390,112
 Accrued expenses and other liabilities .........................        263,533
                                                                    ------------
        Total liabilities .......................................      3,541,314
                                                                    ------------
           Net assets, at value .................................   $315,046,206
                                                                    ============
Net assets consist of:
 Paid-in capital ................................................   $ 78,414,691
 Undistributed net investment income ............................      4,596,939
 Net unrealized appreciation (depreciation) .....................    203,351,984
 Accumulated net realized gain (loss) ...........................     28,682,592
                                                                    ------------
           Net assets, at value .................................   $315,046,206
                                                                    ============
Shares outstanding ..............................................      5,440,195
                                                                    ============
Net asset value per share .......................................   $      57.91
                                                                    ============


12 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Russia and East European Fund, Inc.

STATEMENT OF OPERATIONS
for the six months ended September 30, 2006 (unaudited)

Investment income:
 Dividends (net of foreign taxes of $337,025):
  Unaffiliated issuers ....................................................   $  7,534,186
  Sweep Money Fund (Note 7) ...............................................         85,810
                                                                              ------------
        Total investment income ...........................................      7,619,996
                                                                              ------------
Expenses:
 Management fees (Note 3a) ................................................      1,970,447
 Administrative fees (Note 3b) ............................................        395,344
 Transfer agent fees ......................................................         22,185
 Custodian fees (Note 4) ..................................................        534,662
 Reports to shareholders ..................................................         17,855
 Registration and filing fees .............................................         11,831
 Professional fees ........................................................         50,921
 Directors' fees and expenses .............................................         15,959
 Other ....................................................................          5,396
                                                                              ------------
        Total expenses ....................................................      3,024,600
        Expense reductions (Note 4) .......................................         (1,543)
                                                                              ------------
           Net expenses ...................................................      3,023,057
                                                                              ------------
            Net investment income .........................................      4,596,939
                                                                              ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .............................................................     28,749,633
  Foreign currency transactions ...........................................        (65,682)
                                                                              ------------
            Net realized gain (loss) ......................................     28,683,951
                                                                              ------------
 Net change in unrealized appreciation (depreciation) on investments ......    (21,108,626)
                                                                              ------------
Net realized and unrealized gain (loss) ...................................      7,575,325
                                                                              ------------
Net increase (decrease) in net assets resulting from operations ...........   $ 12,172,264
                                                                              ============


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 13

Templeton Russia and East European Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       ------------------------------------
                                                                                        SIX MONTHS ENDED
                                                                                       SEPTEMBER 30, 2006      YEAR ENDED
                                                                                           (UNAUDITED)       MARCH 31, 2006
                                                                                       ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ......................................................     $  4,596,939        $ (1,389,528)
  Net realized gain (loss) from investments and foreign currency transactions .......       28,683,951          61,461,318
  Net change in unrealized appreciation (depreciation) on investments and
        translation of assets and liabilities denominated in foreign currencies .....      (21,108,626)         98,013,193
                                                                                          --------------------------------
            Net increase (decrease) in net assets resulting from operations .........       12,172,264         158,084,983
                                                                                          --------------------------------

 Distributions to shareholders from net realized gains ..............................      (28,452,193)        (48,114,433)
                                                                                          --------------------------------

 Capital share transactions: (Note 2) ...............................................        1,002,162           1,776,766
                                                                                          --------------------------------
        Net increase (decrease) in net assets .......................................      (15,277,767)        111,747,316
Net assets:
 Beginning of period ................................................................      330,323,973         218,576,657
                                                                                          --------------------------------
 End of period ......................................................................     $315,046,206        $330,323,973
                                                                                          ================================
Undistributed net investment income included in net assets:
 End of period ......................................................................     $  4,596,939        $         --
                                                                                          ================================


14 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Russia and East European Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Russia and East European Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a non-diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.


                                                          Semiannual Report | 15

Templeton Russia and East European Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


16 | Semiannual Report

Templeton Russia and East European Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At September 30, 2006, there were 100 million shares authorized ($0.01 par value). During the period ended September 30, 2006, 18,251 shares were issued for $1,002,162 from reinvested distributions. During the year ended March 31, 2006, 36,299 shares were issued for $1,776,766 from reinvested distributions.

The Fund's Board of Directors previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. The authorization remains in effect. Through September 30, 2006, the Fund had repurchased a total of 50,000 shares. During the period ended September 30, 2006, there were no share repurchases.


                                                          Semiannual Report | 17

Templeton Russia and East European Fund, Inc.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                             AFFILIATION
--------------------------------------------------------------------------------
Templeton Asset Management Ltd. (TAML)                 Investment manager
Franklin Templeton Services, LLC (FT Services)         Administrative manager

A. MANAGEMENT FEES

The Fund pays a monthly investment management fee to TAML based on the average weekly net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
       1.250%              Up to and including $1 billion
       1.200%              Over $1 billion, up to and including $5 billion
       1.150%              Over $5 billion, up to and including $10 billion
       1.100%              Over $10 billion, up to and including $15 billion
       1.050%              Over $15 billion, up to and including $20 billion
       1.000%              In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.25% per year of the Fund's average weekly net assets of which 0.20% is paid to Princeton Administrators, LLC.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended September 30, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2006, the Fund deferred realized currency losses of $879.

Net investment income (loss) and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.


18 | Semiannual Report

Templeton Russia and East European Fund, Inc.

5. INCOME TAXES (CONTINUED)

At September 30, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..............................   $ 111,797,056
                                                     =============

Unrealized appreciation ..........................   $ 203,516,568
Unrealized depreciation ..........................        (164,584)
                                                     -------------
Net unrealized appreciation (depreciation) .......   $ 203,351,984
                                                     =============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2006, aggregated $11,218,050 and $40,222,521, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in equity securities of Russian and East European companies includes certain risks not typically associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from such countries' underdeveloped systems of securities registration and transfer.

9. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.


                                                          Semiannual Report | 19

Templeton Russia and East European Fund, Inc.

9. REGULATORY MATTERS (CONTINUED)

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed. The Fund did not participate in the CAGO Settlement.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan was completed in September 2006. The Fund did not participate in the December 13, 2004 SEC Order.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution. The SEC anticipates that Notice of the Plan will be published on or after November 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


20 | Semiannual Report

Templeton Russia and East European Fund, Inc.

10. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                          Semiannual Report | 21

Templeton Russia and East European Fund, Inc.

ANNUAL MEETING OF SHAREHOLDERS, AUGUST 25, 2006

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 East Broward Boulevard, Fort Lauderdale, Florida, on August 25, 2006 for the purpose of electing six Directors of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund:
Harmon E. Burns, Frank J. Crothers, Gordon S. Macklin, David W. Niemiec, Larry
D. Thompson and Robert E. Wade.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

Proposal: The election of six (6) Directors:

------------------------------------------------------------------------------------------------------------
                                                                % OF                                  % OF
                                                               SHARES                                SHARES
                                                    % OF       PRESENT                    % OF       PRESENT
                                                OUTSTANDING      AND                  OUTSTANDING      AND
TERM EXPIRING 2009                    FOR          SHARES      VOTING      WITHHELD      SHARES      VOTING
------------------------------------------------------------------------------------------------------------
Harmon E. Burns ...............    4,527,642       83.23        98.81       54,444        1.00        1.19
Frank J. Crothers .............    4,528,588       83.24        98.83       53,498        0.98        1.17
Gordon S. Macklin .............    4,524,144       83.16        98.74       57,942        1.07        1.26
David W. Niemiec ..............    4,528,232       83.24        98.82       53,854        0.99        1.18

TERM EXPIRING 2008
Larry D. Thompson .............    4,531,184       83.29        98.89       50,902        0.94        1.11

TERM EXPIRING 2007
Robert E. Wade ................    4,531,384       83.29        98.89       50,702        0.93        1.11

* Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday, Charles B. Johnson, Frank A. Olson and Constantine D. Tseretopoulos are Directors of the Fund whose terms of office continued after the Annual Meeting of Shareholders.


22 | Semiannual Report

Templeton Russia and East European Fund, Inc.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Bank, N.A. (the "Plan Administrator"), at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice within ten business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator's fees for a sale of shares through the Plan are $15.00 per transaction plus a $0.12 per share trading fee.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant's shares and send the proceeds, less a service charge of $15.00 and less trading fees of $0.12 per share, to the participant.


                                                          Semiannual Report | 23

Templeton Russia and East European Fund, Inc.

TRANSFER AGENT

Mellon Investor Services LLC
480 Washington Boulevard
Jersey City, NJ 07310
1-800-416-5585
www.melloninvestor.com

SHAREHOLDER INFORMATION

Shares of Templeton Russia and East European Fund, Inc. are traded on the New York Stock Exchange under the symbol "TRF." Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICEDIRECT(R). For information go to Mellon Investor Services' web site at https://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Russia and East European Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


24 | Semiannual Report

Templeton Russia and East European Fund, Inc.

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSR for the year ended March 31, 2006. Additionally, the Fund expects to file, on or about November 29, 2006, such certifications with its Form N-CSRS for the six months ended September 30, 2006.


                                                          Semiannual Report | 25

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama                            Michigan 6
Arizona                            Minnesota 6
California 7                       Missouri
Colorado                           New Jersey
Connecticut                        New York 7
Florida 7                          North Carolina
Georgia                            Ohio 6
Kentucky                           Oregon
Louisiana                          Pennsylvania
Maryland                           Tennessee
Massachusetts 6                    Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.    Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/06
                                               Not part of the semiannual report

     [LOGO](R)                  100 Fountain Parkway
FRANKLIN TEMPLETON              P.O. Box 33030
    INVESTMENTS                 St. Petersburg, FL 33733-8030

SEMIANNUAL REPORT

TEMPLETON RUSSIA AND
EAST EUROPEAN FUND, INC.

INVESTMENT MANAGER

Templeton Asset Management Ltd.

TRANSFER AGENT

Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
Toll free number: 1-800/416-5585
Hearing Impaired phone number: 1-800/231-5469
Foreign Shareholders phone number: 201/680-6578 www.melloninvestor.com/isd

FUND INFORMATION

1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLTRF S2006 11/06


Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are David W. Niemiec and Frank A. Olson and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.               N/A

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: Frank J. Crothers, David W. Niemiec, Frank A. Olson and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments.            N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Templeton Asset Management Ltd in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

Manager's proxy voting policies and principles The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

Ratification of auditors of portfolio companies. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

Management and director compensation. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

Anti-takeover mechanisms and related issues. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

Changes to capital structure. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

Social and corporate policy issues. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

Global corporate governance. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the twelve-month period beginning July 1, 2005, and ending June 30, 2006.


Item 8. Portfolio Managers of Closed-End Management Investment Companies.

           N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
           N/A


Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.


By /s/JIMMY D. GAMBILL
   -----------------------------
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date November 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -----------------------------
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date November 27, 2006


By /s/GALEN G. VETTER
  -----------------------------
Galen G. Vetter
Chief Financial Officer
Date November 27, 2006